AMENDMENT dated as of December 2,
                                   1994, to the Credit Agreement dated as
                                   of March 27, 1992, as previously amended
                                   (the "Credit Agreement"), among CHICAGO
                                   AND NORTH WESTERN RAILWAY COMPANY (as
                                   successor to Chicago and North Western
                                   Transportation Company), a Delaware
                                   corporation (the "Borrower"), CHICAGO
                                   AND NORTH WESTERN TRANSPORTATION COMPANY
                                   (as successor to Chicago and North
                                   Western Holdings Corp.), a Delaware
                                   corporation ("Holdings"), the financial
                                   institutions party thereto as lenders
                                   (the "Lenders"), BANK OF MONTREAL, a
                                   Canadian banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), the Co-Agents named therein and CHEMICAL BANK, as administrative agent for the Lenders and the Issuing Bank (in such capacity, the "Agent").

                    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. The Borrower has requested that the Lenders enter into this Amendment in order to amend certain provisions of the Credit Agreement as set forth herein. The undersigned Lenders have agreed to the requested amendments to the Credit Agreement, subject to the terms and conditions set forth herein. Accordingly, the parties hereto agree as follows:

                    SECTION 1. Amendments to Article VI. Effective as of the Effective Time, Article VI of the Credit Agreement is hereby amended as follows:

                    (a) Section 6.02 of the Credit Agreement is hereby amended by inserting at the end of the second parenthetical within the parenthesis the phrase "and other than dividends and distributions on the Class B common stock of Environmental Railroad Properties, Incorporated".

                    (b) Section 6.09 of the Credit Agreement is hereby amended (i) by the deletion of "and" immediately prior to clause
          (h) and (ii) by the insertion of the following new clause immediately after clause (h):

                    "and (i) sales of assets not otherwise
                    permitted by any of the foregoing clauses, provided that all assets sold pursuant to this clause (i) shall be sold for consideration not less than fair market value and the aggregate fair market value of all assets sold pursuant to this clause (i) shall not exceed $5,000,000 in any twelve-month period;"

                    SECTION 2. Consent to Amendment. Each undersigned Lender, by its execution of a counterpart hereof, consents to and approves the amendment to the Note Purchase Agreement substantially in the form of such amendment attached hereto as Exhibit A.

                    SECTION 3. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each of the Lenders that:

                    (a) as of the Effective time, there exists no Default or Event of Default;

                    (b) the representations and warranties set forth in each Loan Document are true and correct in all material respects at and as of the Effective Time with the same effect as though made at and as of the Effective Time, except to the extent such representations and warranties expressly relate to an earlier date and except that it is understood that Chicago and North Western Railway Company is the surviving corporation of mergers of CNW, Chicago and North Western Transportation Company and Acquisition Corp. and Chicago and North Western Transportation Company is the successor to Holdings; and

                    (c) as of the Effective Time, each of Holdings, the Borrower and each other subsidiary of Holdings that is a party to any Loan Document is in compliance with all of the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed.

                    SECTION 4. Conditions of Effectiveness. This Amendment, including the amendment to the Credit Agreement set forth above, shall become effective when the Collateral Agent (or its counsel) shall have received counterparts of this Amendment and the amendment to the Note Purchase Agreement substantially in the form attached hereto as Exhibit A which, when taken together, bear the signatures of Holdings, the Borrower and the Required Creditors (as defined in the Intercreditor Agreement).

                    The Collateral Agent will notify the Borrower, the Issuing Bank and the Lenders when the foregoing conditions have been satisfied. The time at which such conditions are satisfied, as reasonably determined by the Collateral Agent, is referred to herein as the "Effective Time". The Collateral Agent's determination of the Effective Time shall be conclusive absent manifest error.

                    SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                    SECTION 7. Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                    SECTION 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Collateral Agent in connection with this Amendment.

                    SECTION 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                    IN WITNESS WHEREOF, Holdings, the Borrower, the Agent, the Issuing Bank and the Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                        CHICAGO AND NORTH WESTERN
                                        RAILWAY COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  J. E. Voldseth
                                            Title: Vice President-Finance


                                        CHICAGO AND NORTH WESTERN
                                        TRANSPORTATION COMPANY,

                                          by
                                            /s/ John E. Voldseth
                                            Name:  J. E. Voldseth
                                            Title: Vice President-Finance

                                        LENDERS:

                                        CHEMICAL BANK, individually
                                        and as Agent,

                                          by
                                            /s/ Julie Soper
                                            Name:  Julie A. Soper
                                            Title: Vice President


                                        BANK OF MONTREAL, individually,
                                        as Issuing Bank and as Co-Agent,

                                          by
                                            /s/ David J. Thompson
                                            Name:  David J. Thompson
                                            Title: Director


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        individually and as Co-Agent,

                                          by
                                            /s/ Patricia Del Grande
                                            Name:  Patricia Del Grande
                                            Title: Vice President


                                        BANQUE PARIBAS, individually
                                        and as Co-Agent,

                                          by
                                            /s/ Clark C. King, III
                                            Name:  Clark C. King, III
                                            Title: Vice President

                                          by
                                            /s/ Albert A. Young, Jr.
                                            Name:  Albert A. Young, Jr.
                                            Title: Senior Credit Officer


                                        THE CHASE MANHATTAN BANK, N.A.,
                                        individually and as Co-Agent,

                                          by
                                            /s/ F. M. Cox, III
                                            Name:  F. M. Cox, III
                                            Title: Vice President

                                        BANK OF AMERICA ILLINOIS (formerly
                                        known as CONTINENTAL BANK)
                                        individually and as Co-Agent,

                                          by
                                            /s/ Paul R. Frey
                                            Name:  Paul R. Frey
                                            Title: Senior Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        individually and as Co-Agent,

                                          by
                                            /s/ G. F. Mackin
                                            Name:  Gerald F. Mackin
                                            Title: Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD., individually and as Co-Agent,

                                          by
                                            /s/ Richard E. Stahl
                                            Name:  Richard E. Stahl
                                            Title: Sr. Vice President and
                                                   Joint General Manager


                                        NATIONAL WESTMINSTER BANK USA,
                                        individually and as Co-Agent,

                                          by
                                            /s/ Gerard Painter
                                            Name:  Gerard Painter
                                            Title: Vice President


                                        ALLSTATE LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Patricia W. Wilson
                                            Name:  Patricia W. Wilson
                                            Title: Ass't. Vice President

                                          by
                                            /s/ Gary W. Fridley
                                            Name:  Gary W. Fridley
                                            Title: Vice President

                                        ANCHOR NATIONAL LIFE INSURANCE
                                        COMPANY,

                                          by

                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK,

                                          by
                                            /s/ Charlotte Sohn
                                            Name:  Charlotte Sohn
                                            Title: Assistant Vice President


                                        CAISSE NATIONALE DE CREDIT
                                        AGRICOLE,

                                          by
                                            /s/ David Bouhl
                                            Name:  David Bouhl
                                            Title: F.V.P., Head of
                                                   Corporate Banking
                                                   Chicago


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE,

                                          by
                                            /s/ J. W. Kunkle
                                            Name:  John W. Kunkle
                                            Title: Authorized Signatory


                                        CREDIT SUISSE,

                                          by
                                            /s/ Harry R. Olsen
                                            Name:  Harry R. Olsen
                                            Title: Member of Senior
                                                   Management

                                          by
                                            /s/ K. R. Kristinsson
                                            Name:  Kristin R. Kristinsson
                                            Title: Associate

                                        DRESDNER BANK AG, CHICAGO BRANCH
                                        AND GRAND CAYMAN BRANCH,

                                          by
                                            /s/ John H. Schaus
                                            Name:  John H. Schaus
                                            Title: First Vice President

                                          by
                                            /s/ Graham D. Lewis
                                            Name:  Graham D. Lewis
                                            Title: Assistant Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON,

                                          by
                                            /s/ Dexter Freeman
                                            Name:  Dexter Freeman
                                            Title: Vice President


                                        INDUSTRIAL BANK OF JAPAN, LTD.,

                                          by
                                            /s/ Hiroaki Nakamura
                                            Name:  Hiroaki Nakamura
                                            Title: Deputy General Manager


                                        KEYPORT LIFE INSURANCE CO.,

                                        by  CHANCELLOR SENIOR SECURED
                                            MANAGEMENTS, INC., as
                                            Portfolio Advisor to:

                                          by
                                            /s/ Stephen M. Alfieri
                                            Name:  Stephen M. Alfieri
                                            Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION,

                                          by
                                            /s/ Masaaki Yamagishi
                                            Name:  Masaaki Yamagishi
                                            Title: Chief Manager

                                        THE NIPPON CREDIT BANK, LTD.,

                                          by
                                            /s/ Clifford Abramsky
                                            Name:  Clifford Abramsky
                                            Title: Vice President & Manager


                                        THE NORTHERN TRUST COMPANY,

                                          by

                                            Name:
                                            Title:


                                        PROSPECT STREET SENIOR
                                        PORTFOLIO, L.P.,

                                        by  PROSPECT STREET SENIOR LOAN
                                            CORP., as managing general
                                            partner of PROSPECT STREET
                                            SENIOR PORTFOLIO, L.P.,

                                          by
                                            /s/ Preston I. Carnes, Jr.
                                            Name:  Preston I. Carnes, Jr.
                                            Title: Vice President


                                        PROTECTIVE LIFE INSURANCE COMPANY,

                                          by
                                            /s/ Mark K. Okada
                                            Name:  Mark K. Okada
                                            Title: Principal - Protective
                                                   Asset Management Co.


                                        RESTRUCTURED OBLIGATIONS BACKED
                                        BY SENIOR ASSETS, B.V. (ROSA)

                                        by  CHANCELLOR SENIOR SECURED
                                            MANAGEMENT, INC., as
                                            Portfolio Advisor,

                                          by
                                            /s/ Stephen M. Alfieri
                                            Name:  Stephen M. Alfieri
                                            Title: Vice President

                                        SUN LIFE INSURANCE CO.,

                                          by
                                            /s/ Michael J. Campbell
                                            Name:  Michael J. Campbell
                                            Title: Authorized Agent - Sun
                                                   Life Insurance Company
                                                   of America


                                        THE TORONTO-DOMINION BANK,

                                          by
                                            /s/ Diane Bailey
                                            Name:  Diane Bailey
                                            Title: Mgr. Cr. Admin.


                                        THE TRAVELERS INDEMNITY COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer


                                        THE TRAVELERS INSURANCE COMPANY,

                                          by
                                            /s/ Paul T. Quistberg
                                            Name:  Paul T. Quistberg
                                            Title: Assistant Investment
                                                   Officer

                                                                  EXHIBIT A



          Third Amendment, dated as of December 2, 1994 (this "Third Amendment"), to the Senior Secured Note Purchase Agreement, dated as of March 27, 1992, as previously amended (the "Note Purchase Agreement"), among Chicago and North Western Railway Company (formerly Chicago and North Western Transportation Company) (the "Issuer"), Chicago and North Western Transportation Company (formerly Chicago and North Western Holdings Corp.) ("Holdings"; together with the Issuer, the "Companies") and the Purchasers named therein.